Exhibit 99.1
September 4, 2008 Morgan Keegan 2008 Equity Conference W. Stancil Starnes Chief Executive Officer Edward L. Rand, Jr. Chief Financial Officer

Caution Regarding Forward Looking Statements This presentation communicates historical information as well as forward-looking statements that are based upon our estimates and anticipation of future events; any items in this presentation that are not historical information are specifically identified as forward-looking statements. These forward-looking statements are identified by words such as, but not limited to, "anticipate," "believe," "estimate," "expect," "hope," "hopeful," "intend," "may," "optimistic," "potential," "preliminary," "project," "should," "will," and other analogous expressions. There are numerous important factors that could cause our actual results to differ materially from the expected results described in the forward- looking statements. Thus, sentences and phrases that we use to convey our view of future events and trends are expressly designated as forward-looking statements as are sections of this presentation clearly identified as giving our outlook on future business. Forward-looking statements relating to our business include among other things: statements concerning liquidity and capital requirements, return on equity, financial ratios, net income, premiums, losses and loss reserves, premium rates and retention of current business, competition and market conditions, the expansion of product lines, the development or acquisition of business in new geographical areas, the availability of acceptable reinsurance, actions by regulators and rating agencies, court actions, legislative actions, payment or performance of obligations under indebtedness, payment of dividends, and other matters. These forward-looking statements are subject to significant risks, assumptions and uncertainties, including, among other things, the following important factors that could affect the actual outcome of future events: • general economic conditions, either nationally or in our market area, that are different than anticipated; • regulatory and legislative actions or decisions that adversely affect our business plans or operations; • inflation, particularly in loss costs trends; • changes in the interest rate environment; • performance of financial markets affecting the fair value of our investments or making it difficult to determine the value of our investments; • changes in laws or government regulations affecting medical professional liability insurance; • changes to our ratings assigned by rating agencies; • the effects of changes in the health care delivery system; • uncertainties inherent in the estimate of loss and loss adjustment expense reserves and reinsurance, and changes in the availability, cost, quality, or collectibility of insurance/reinsurance; • the results of litigation, including pre-or-post-trial motions, trials and/or appeals we undertake; • bad faith litigation which may arise from our handling of any particular claim, including failure to settle; • changes in competition among insurance providers and related pricing weaknesses in some markets; • loss of independent agents; • our ability to purchase reinsurance and collect payments from our reinsurers; • increase in guaranty fund assessments; • our ability to achieve continued growth through expansion into other states or through acquisitions or business combinations; • the expected benefits from acquisitions may not be achieved or may be delayed longer than expected due to, among other reasons, business disruption, loss of customers and employees, increased operating costs or inability to achieve cost savings, and assumption of greater than expected liabilities; • changes in accounting policies and practices that may be adopted by our regulatory agencies and the Financial Accounting Standards Board; • changes in our organization, compensation and benefit plans; and • our ability to recruit and retain senior management. Except as required by law or regulations, we do not undertake and specifically decline any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

ProAssurance: The Basics Market Cap: $1.6 Billion Equity: $1.3 Billion Fifth largest writer of medical liability Approximately 34,000 policyholders Approximately 33,000 physicians & dentists Majority in small or solo practice Writing business in 28 jurisdictions Highly rated by A. M. Best and Fitch at March 31, 2008

7 A Brief History of ProAssurance Created in 2001 When Medical Assurance Merged with Professionals Group We are the product of 13 M&A transactions Continued Growth by acquisition NCRIC (Washington, DC & surrounding states) PIC Wisconsin (upper Midwest and Nevada) Continued Organic Growth Kentucky Oklahoma Iowa and Wisconsin prior to PIC Wisconsin M&A

National Scale...Local Focus Corporate strategy applied locally to underwriting & claims Local knowledge is crucial to understanding legal environment Local presence enhances long-term customer relationships Efficiencies gained from consolidated "back- room" operations Corporate Headquarters States of Origin or Acquisition Expansion States ? Claims Offices Claims / Underwriting Offices + ? ? ? + ? ? + ? + ? ? ? + + ? + + ?

? ? Leading Market Share Top 5 Market Share Top 10 Market Share Growing Market Share A Market Leader Market leaders in AL, DE, DC, OH, & WI Continuing to grow within our market footprint but not "forcing" top line growth Criteria: 2006 DPW ProAssurance is the foremost writer in its states of operation

The Medical Liability Market Today

Market Overview Frequency appears to have stabilized - no longer declining, severity manageable Large verdicts remain a reality Companies view loss trends differently Market pricing remains soft Not to the low levels of 1999 or 2000 Optimists see a "new" environment Realists know the cycle always swings

ProAssurance Overview Applying an overall corporate strategy that recognizes state-by-state differences Loss trends allowing more aggressive strategies in long-term markets Spreading risk through geographical diversification Maintaining margin remains more important than top-line volume

Understand The Cycle Loss trends will turn around The turn will come quickly History tells us many insurers will not be prepared Experience IS the best teacher Average industry/related experience is 20 years, 12 years at ProAssurance Our share ownership means we are owners, not just managers Directors, officers and employees own approximately 10% of the company

Book Value '91 3.67 '92 4.58 '93 6.27 '94 6.63 '95 8.56 '96 9.81 '96 11.57 '98 13.24 '99 13.92 '00 15.22 '01 16.02 '02 17.49 '03 18.77 '04 20.92 '05 24.59 '06 33.61 '07 38.69 '08 Q1 39.8 Steady Book Value Growth Book Value CAGR: 15.9% Inception- 2007 Book Value Each Year End for ProAssurance and Predecessor Companies

Share Price '91 4.12 '92 7.7 '93 7.43 '94 9.27 '95 13.22 '96 13.97 '96 23.2 '98 28.69 '99 21.19 '00 16.69 '01 17.58 '02 21 '03 32.15 '04 39.11 '05 48.64 '06 49.92 '07 55.67 '08 Q1 53.83 All returns measured through 12/31/07 Consistent Share Price Increase CAGR Stock Price: 17.7% Total Stock Return: 1,351% Five-Year Return: 173% Ten-Year Return: 194% Closing Price at Each Year End for ProAssurance and Predecessor Companies

Combined Ratio Leadership PRA All Med Mal '91 0.804 1.037 '92 0.966 1.279 '93 0.943 1.081 '94 0.876 0.976 '95 0.984 0.997 '96 0.944 1.06 '97 0.926 1.079 '98 0.864 1.157 '99 0.883 1.295 '00 1.108 1.335 '01 1.444 1.533 '02 1.232 1.409 '03 1.102 1.369 '04 1.007 1.123 '05 0.961 1.002 '06 0.935 0.912 Net Combined Ratio Source: A. M. Best Aggregates and Averages

ProAssurance's Strategy Remain disciplined Price based on ROE and margin targets No market share or top line goals/incentives Focus on profitable business Grow through intelligent expansion or M&A Deliver an unequalled level of service

ProAssurance's Strategy Leverage our strengths Defense of non-meritorious claims Risk management expertise Physician-involvement Balance sheet

Maintaining Historical Reserving Reserves Insureds 2002 1.49 28852 2003 1.63 27586 2004 1.82 27353 2005 2.22 29125 2006 2.61 35659 2007 2.91 33743 YTD 2008 2.84 32852 Insureds Reserves in millions Strict Underwriting as Claims Peaked. The Hard Market NCRIC Policyholders PIC Wis Policyholders Market Softening

Claims Defense Is Our Core We offer our insureds the option of an unfettered defense of their claim Provides a long-term financial and marketing advantage A key differentiating factor in the market as claims data becomes public 2002 2003 2004 2005 2006 2007 ProAssurance 360 391 528 473 720 733 We try more claims than any company in our line of business

The Age of Transparency Malpractice judgments/settlements disclosed in 16 states Public access to the National Practitioner Data Bank is the next step Disciplinary actions disclosed in almost every state Board / Discipline / Med Mal Med Mal disclosure legislation proposed P P P P

The Age of Transparency From the Tennessee database http://health.state.tn.us/licensure/index.htm

The Age of Transparency From the Florida database http://ww2.doh.state.fl.us/IRM00PRAES/PRASLIST.asp

The Age of Transparency From the NJ database http://12.150.185.184/dca/simple_search.jsp

Why Claims Strategy Matters Percetage of Closed Claims Dropped or Dismissed 0.68 Defense Verdict 0.15 Plaintiff Verdict 0.05 Settled 0.13 Percetage of Closed Claims Dropped or Dismissed: 0.69 Settled: 0.25 Plaintiff Verdict: 0.01 Defense Verdict: 0.05 Favorable Outcomes: 83% Favorable Outcomes: 74% ProAssurance Industry Data Industry Data Source: The PIAA Five Year Average, 2003 - 2008

Why Claims Strategy Matters Our ability and willingness to defend claims allows us to achieve better results Incurred Losses Loss Adjustment Expenses Total ProAssurance 0.156 0.507 ProAssurance 0.249 0.566 0.815 ProAssurance 0.34 0.543 0.95000000013148 ACAP/FPIC/SKP 0.683 0.398 1.081 Industry 0.64 0.331 1.084 Average Statutory Loss Ratio 2002-2006 Industry 97.1% Legal Payments Loss Payments PRA: 88.3% PRA in 2005 81.5% Incurred Losses Loss Adjustment Expenses Total ProAssurance 0.156 0.507 ProAssurance 0.249 0.566 0.815 ProAssurance 0.416 0.534 0.95000000013148 ACAP/FPIC/SKP 0.683 0.398 1.081 Industry 0.745 0.339 1.084 ProAssurance Stand Alone 2005 & 2006 PRA in 2006 66.3% *Source: A. M. Best Aggregates & Averages, Medical Malpractice Predominating

Physician Heritage: Our Edge Physician involvement throughout promotes a direct relationship with our insureds Regional Advisory Boards involve more than 500 leadership physicians Physician Claims/Underwriting Committees in 16 key states Quarterly meetings, attended by senior management Provides claims and underwriting insight Creates physician "Ambassadors" Risk management seminars involve more than half our insureds each year

Financial Overview

Balance Sheet Progression 2005 2006 2007 YTD 2008 Total Assets 3.9 4.3 4.4 4.5 Total Investments 2.6 3.5 3.6 3.7 Total Policy Liabilities 2.6 3 2.9 2.9 Stockholders' Equity 0.8 1.1 1.3 1.3 All $ amounts in billions At Each Year-End

Y-T-D 2008 Income Statement Highlights in millions, except per share data Gross Premiums Written $ 248 $ 291 -15% Net Investment Income 82 87 -5% Total Revenue 313 359 -13% Total Expenses 203 256 - 5% Net Income $ 79 $ 74 7% Net Income/Diluted Share $ 2.31 $ 2.08 11% Operating Cash Flow $ 99 $ 95 5% CONTINUING OPERATIONS June 30, Y-OVER-Y 2008 2007 CHANGE

Insurance Leverage Premium to Surplus Premiums (GPW) Stockholders' Equity Gross Reserves 2002 0.9149 462 505 1492 2003 1 543 546 1635 2004 0.93 574 611 1819 2005 0.749 573 765 2224 2006 0.5174 579 1119 2607 2007 0.4897 549 1255 2560 YTD 2008 180 1276 2558 (in millions) 0.9:1 Premiums to Surplus 0.9:1 1:1 0.7:1 0.5:1 0.4:1

Capital Structure Proforma Convertible debt exchanged for 2.6 million shares in early July 450,000 shares were newly issued Conversion adds $112 million to shareholders' equity and approximately $0.28/share to book value in Q3, 2008 Stockholders' Equity Convertible Debt Other Debt 9/30/2006 1366607 0 58185 Stockholder's Equity 96% Other Debt 4% PROFORMA 9/1/08

Portfolio Overview Conservative portfolio offsets liability risk Invested Assets Fixed Income 0.89 Short Term & Cash 0.06 Equities & Equity Substitutes 0.03 BOLI 0.02 $3.7 Billion Portfolio Fixed Income: 87% Short Term: 8% Equity and Other Investments: 3% BOLI: 2% AT 6/30/2008

Portfolio: Fixed Income $3.2 Billion is Fixed Income Average fixed maturity duration: 4.3 years Average tax-equivalent yield: 5.47% 97.8% investment grade Weighted average: AA Fixed Income State/Muni 0.44 Asset Backed 0.28 Corporate 0.2 BOLI 0.02 Govt/Agcy 0.07 Asset Backed: 28% State/Muni: 44% Corporate: 20% BOLI: 2% Govt/Agency:7% AT 6/30/2008

Portfolio Overview: Equities $132 million in Equities & Other Investments Asset Backed Equities 0.18 Long/Short Equity LP 0.15 High Yield Asset Backed 0.34 Distressed Debt LP 0.19 Misc Other 0.01 Private Equity 0.021 FHLB Stock 0.04 Agency Pfds 0.07 Long/Short Equity LP 15% High Yield Asset Backed 15% Distressed Debt LP 19% Equities 18% Agency Preferreds 7% Private Equity 2% FHLB Stock 4% Miscellaneous 1% AT 6/30/2008 Equity Performance in Printed Materials and 8K Filings

Portfolio: Municipals $1.4B Current investment policy requires investment grade rating prior to applying the effect of insurance Municipal Insured w/Stand Alone 0.610013148 Stand Alone Rate 0.36 Collateral or Other 0.01 No Rating 0.01 AT 6/30/2008

Portfolio: Asset Backed $895 million Asset Backed Securities Weighted Average Rating: AAA Asset Backed Agency MBS: 59% 0.58 CMBS: 23% 0.23 Credit Card: 5% 0.05 Sub-Prime: 2% 0.02 Auto: 3% 0.03 Whole Loans: 6% 0.06 Alt-A: 2% 0.02 Other: 1% 0.01 Alt-A LTV: 64% Whole Loan LTV: 60% Further Details Provided in Printed Materials and 8K Filings Bloomberg Data at 6/30/2008

Portfolio: Corporate $663 million Weighted Average Rating: A Asset Backed Financials 0.53 Telcom 0.09 Tech 0.02 Utilities 0.06 Energy 0.04 Industrials 0.07 Basic Materials 0.04 Consumer 0.12 Other 0.03 Cyclical: 4% Non Cyclical: 8% Details on Following Slides AT 6/30/2008 Top 20 Holdings in Banks and Financials in Printed Materials and 8K Filings

Portfolio: Corporate-Financials $350 million Weighted Average Rating: A+ Tax Credit Notes are private placements guaranteed by banks and secured by Section 42 tax credits Top 10 Banks (AA) 0.21 All Other Banks [42] (AA-) 0.14 Top 10 Financials (A+) 0.31 All Other Financials [55] (A-) 0.2 Tax Credit Notes (A) 0.14 Average Rating for each category in parentheses AT 6/30/2008 Top 20 Holdings in Banks and Financials in Printed Materials and 8K Filings

Portfolio: Govt/Agency $721 million Average Rating: AAA Agency MBS 0.68 TIPS 0.08 Treasuries 0.07 Agency Debentures 0.14 Agency Preferreds 0.009 AT 6/30/2008

Portfolio: FRE and FNM $605 million Average Rating: AAA Agency MBS 0.82 Agency Debentures 0.17 Agency Preferreds 0.009 AT 6/30/2008

Portfolio: Short-Term $304 million Rated A1/P1 or better Government 0.23 Commercial Paper 0.37 Prime 0.15 Tax Exempt 0.25 AT 6/30/2008 Money Market Funds 67% Rated Aaa by Moody's Rated AAA by S&P

Portfolio Overview: BOLI $62.3 million Weighted average rating Moody's: AA2 A. M. Best: A+ BOLI Best Rating: A++ 0.33 Best Rating: A+ 0.67 AT 6/30/2008

Summary

ProAssurance Concentrating on shareholder value Growing Book Value per Share Focused on the long-term Maintaining leading market position Protecting the balance sheet Building strength for the next cycle turn Evaluating all M & A opportunities

ProAssurance Proven success throughout the cycles Disciplined pricing and underwriting Consistent reserving policy Proven claims strategy Balance sheet strength Significant share ownership throughout the company Demonstrated commitment to a long-term view of a complicated business

Appendix

Balance Sheet Highlights Continuing growth in Book Value/Share Conservative investment strategy Seeking incremental additional return Prudent use of capital for share repurchase and debt reduction Repurchased 1.5 mln shares for $77.8 mln $56.7 million remaining in our authorization $16 million used to redeem NCRIC debentures Convertible debentures called Redeemed for stock in July, 2008

Equities & Other Investments Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q 07 Q3 07 Q4 07 Q1 08 Q2 08 $ in 000's Performance Q1, 2005 - Q2, 2008 AT 6/30/2008

Portfolio Overview: Sub-Prime $15.5 million market value in AFS portfolio $2.6 million market value in high-yield LP At 6/30/08 Type Quality $ 9.5Mln Mortgage-Backed AA+ avg - LTV 72% $ 6 Mln Home Equity A- avg At 12/31/07 Vintage $7 Mln 2004 & Prior $5 Mln 2005 $3.5 Mln 2006

Portfolio Overview: CMBS $206 million in non-agency CMBS 6% of fixed income portfolio At 6/30/08 Quality $203 Mln AAA $ 3 Mln AA At 6/30/08 Wtd Avg LTV 95% <70% 5% <72% At 6/30/08 Credit Support 77% >20% 18% 15% - 20% 13% 10% - 15% 2% Less than 10% At 6/30/08 Deal Cumulative Delinquencies 45% None 35% 0% - 0.5% 5% 0.5% - 1.0% 15%* 1.0% - 2.0% 1% 2.0% - 3.0% At 6/30/08 Debt Service Coverage 93% >1.5x 7% >1.3-1.5x * 7%= 1 deal AAA w/ 1 loan 30 days delinquent

Portfolio: Corporate-Financials AT 6/30/2008 20 Largest Banks & Financials ($ 207 million) 20 Largest Banks & Financials ($ 207 million) 20 Largest Banks & Financials ($ 207 million) 20 Largest Banks & Financials ($ 207 million) 20 Largest Banks & Financials ($ 207 million) $10-$24 million $10-$24 million <$10 million <$10 million Lehman $24 Goldman $9 Morgan Stanley $21 Hypotheken Essn $8 B of A $16 Credit Suisse $8 Merrill Lynch $14 HSBC $6 Citigroup $14 NRUC $6 GECC $13 Depfa $5 Wachovia $13 Deutsche Bank $5 American Express $12 BONY $5 JP Morgan $11 CIT $4 Wells Fargo $10 FMCC $4

Rate Change History Average Rate Change 2001 0.23 2002 0.28 2003 0.28 2004 0.12 2005 0.11 2006 0.03 2007 -0.02 Effective Rate Change on All Renewing Policies

Reinsurance Overview Renewed for 2007-2008 with no meaningful change in terms or conditions Good spread of risk Europe, Lloyds/London, Bermuda, Domestic We participate in the excess layers Continual evaluation of retention levels Risk pricing vs. our capacity and willingness to accept risk

103 2004: Purchased Selected Renewal Rights from: OHIC Insurance Company We Created a Leader Through Consolidation 1994: Consolidation of: West Virginia Hosp. Ins Co. 1995: Consolidation of; Physicians Ins Co of Indiana Assumed business of: Physicians Ins Co of Ohio 1996: Consolidation of: Missouri Medical Ins Co 1995: Assumed business of: Associated Physicians Ins Co. (IL) 1998: Consolidation of: Physicians Protective Trust Fund (FL) 1996: Assumed business of: American Medical Ins Exchange (IN) Founding in the 1970's 1999: Assumed business of: Medical Defense Associates (MO) Mutual Assurance Physicians Ins. Co. of Michigan Professionals Group Professionals Group Creation of: June, 2001 2005: Acquisition of: NCRIC Group Medical Assurance 2006: Acquisition of: PIC Wisconsin Group